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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): SEPTEMBER 12, 2007
                                                       (SEPTEMBER 10, 2007)

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                           ASI TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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           NEVADA                         0-6428                 88-0105586
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


 980 AMERICAN PACIFIC DRIVE, #111, HENDERSON, NV                   89014
    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 734-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On September 10, 2007, John Blackmon, President of our wholly-owned subsidiary ASI Capital Corporation ("Subsidiary"), tendered his resignation as President and Director of the Subsidiary to take a position on the executive team of a commercial bank in organization. His resignation will be effective on September 30, 2007. Mr. Blackmon's duties will be assumed by other officers of the Company and its Subsidiary and the Company does not believe his departure will have a material impact on results of operations.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASI TECHNOLOGY CORPORATION

Date:  September 12, 2007                   /s/ JERRY E. POLIS
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                                            Jerry E. Polis
                                            President